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                                                                       Exhibit 5


                              CONSULTING AGREEMENT


         CONSULTING AGREEMENT dated as of November 19, 1998 between Joseph Clinard, an individual with an address at 3 Colyer Drive, Greenlawn, New York 11740 (the "Consultant"), and North Ridge Securities Corporation (the "Company"), a New York corporation with a principal office at 1895 Walt Whitman Road, Melville, New York 11747.


                              W I T N E S S E T H :

         WHEREAS, Gilman & Ciocia, Inc. ("G&C"), Consultant and Daniel Levy have entered into a Stock Purchase Agreement of November 19, 1998, (the "Stock Purchase Agreement") pursuant to which Gilman & Ciocia, Inc. is purchasing the capital stock of both North Shore Capital Management Corp. ("NSCM") and the Company for cash, as described in the Stock Purchase Agreement; and

         WHEREAS, the Company wishes to retain the Consultant as a registered representative and municipal bonds principal of the Company, and the Consultant wishes to accept such engagement, all on the terms hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

         1. ENGAGEMENT. The Company hereby retains the Consultant as a registered representative and municipal bonds principal of the Company, and the Consultant hereby accepts such position, subject to the terms and conditions hereinafter set forth, under the direction of the executive officers and the Board of Directors of the Company (the "Board").

         2. TERM, RENEWAL. The term of the Consultant's engagement hereunder shall be deemed to have commenced on November 1, 1998 and shall continue thereafter for a period of one (1) year and shall renew automatically for a year unless terminated earlier in accordance with the terms hereof.

         3.       DUTIES.

                  (a) The duties of the Consultant shall be acting as a registered representative and municipal bonds principal of the Company. The Consultant shall serve the Company loyally, faithfully and to the best of his abilities and shall devote a
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reasonable amount of working time and effort to the performance of his duties hereunder. The Consultant shall be available for limited travel as the needs of the business of the Company require.

                  (b) The Consultant agrees that he will not, during the term of this Agreement, engage in any business activity that interferes with the performance of his obligations under this Agreement.

         4.       COMPENSATION, BENEFITS, ETC..

                  (a) In consideration of the services to be rendered by the Consultant hereunder, the Company shall pay to the Consultant, and he shall accept, compensation in the form of commissions at a rate of (omitted) of the net commissions earned by the Company on securities transactions for which the Consultant shall have acted as primary registered representative, and (omitted)of the standard agent's commission on life and disability insurance products sold through NSCM and a commission to be negotiated between Consultant and Company on single premium annuities, long-term health care, Medicare supplement policies, etc., based upon the varying gross commissions received by NSCM.

                  (b) The Consultant shall receive health insurance from the Company as the Company provides its employees or under a reasonably comparable policy.

                  (c) The Consultant shall receive reimbursement or be included on the Company's expense account for up to $650 per month for car expenses.

                  (d) The Company shall maintain its error and omissions policy in effect as of June 30, 1998 or a reasonably comparable occurrence-based policy, including coverage of Consultant.

                  (e) The Company shall pay for all of Consultant's licensing fees with the National Association of Securities Dealers, Inc. in connection with his work for the Company.

         5.       COVENANTS.

                  (a) The Consultant agrees that all work produced by him, excepting his financial planning book, under this Agreement or otherwise for the Company shall be deemed to be a "work made for hire" as defined in the federal Copyright Act, Title 17 of the United States Code. Without further consideration, the Consultant hereby irrevocably assigns, transfers and sets over to the Company, its successors and assigns, all of the Consultant's right, title and interest in and to any and all developments, processes, discoveries, technologies and creations and all copyrightable and patentable works, materials and ideas (collectively "Inventions") and any improvement to any Invention,

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whether or not patentable, copyrightable or legally protectible or recognized as forms of property, and whether or not completed or used in practice, together with all information and data relating thereto (hereinafter "Proprietary Information") (including all designs, drawings, prints, patterns, sketches, ideas, inventions, improvements, writings and other works of authorship, theses, books, computer programs, lectures, illustrations, photographs, scientific and mathematical models, prints and any other subject matter that is or may become legally protectible or recognized as a form of property) that have been conceived, made or suggested, or may hereafter be conceived, made or suggested, either by the Consultant or by others with the assistance or other participation of the Consultant, and (i) on the Company's premises or during the Consultant's usual working hours, or (ii) otherwise related to the business of the Company or any affiliate of the Company.

                  (b) The Consultant shall disclose promptly to the Company any and all Inventions and Proprietary Information when conceived or made by the Consultant, and report promptly to the Company all information of which the Consultant may become aware during the term of employment with the Company that may be of benefit to the Company. During the period of his employment hereunder, the Consultant shall also disclose promptly to the Board of Directors of the Company all material Inventions relating to the business, products, or projects of the Company and/or involving the use of the Company's time, materials and/or facilities.

                  (c) Upon request by the Company, the Consultant shall, without compensation other than the Consultant's usual and customary salary, bonus and benefits hereunder, execute all such assignments and other documents and perform all such acts necessary to enable the Company to obtain or uphold for its benefit patents or copyrights for, and other rights to, such Inventions and Proprietary Information relating thereto, which shall be owned by the Company, whether or not the Consultant is the inventor thereof.

         6.       DISABILITY AND DEATH.

                  (a) If the Consultant, due to physical or mental disability or incapacity, shall have been unable fully to perform his duties hereunder for any 60 days during any twelve (12) consecutive months, as determined in good faith by the Board of Directors, then the Company may terminate this Agreement and the Consultant's consultancy hereunder by written notice to the Consultant or his legal guardian, effective immediately upon delivery of such notice.

                  (b) If the Consultant shall die during the term of this Agreement, this Agreement and the Consultant's consultancy

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hereunder shall terminate immediately upon the Consultant's death.

         7.       TERMINATION OF CONSULTANCY.

                  (a) The Company may at any time terminate this Agreement and the Consultant's consultancy hereunder by written notice to the Consultant effective immediately upon delivery of such notice if:

                           (i) the Consultant shall commit any act whether or not involving the Consultant that constitutes a felony in the jurisdiction involved; or

                           (ii) the Consultant engages in repeated substance abuse; or

                           (iii) the Board, after due inquiry and providing the Consultant with a reasonable opportunity to be heard, shall have determined in good faith that the Consultant committed wilful malfeasance or gross misconduct in his performance hereunder, or any material act of fraud or dishonesty against the Company; or

                           (iv) the Consultant shall have refused to obey a directive of the Board of Directors or an Executive Officer of the Company to perform an act that the Consultant is or should be able to perform and that is within the role of registered representative and/or a municipal bonds principal and which is not illegal or unethical for 30 days after receipt of a written directive to perform such act.

                  (b) The Consultant may at any time terminate this Agreement and the Consultant's consultancy hereunder by written notice to the Company effective immediately upon receipt of such notice if:

                           (i) the Company shall have committed a material breach of this Agreement that the Company shall not have cured for 30 days after notice of the particulars of the breach, provided that if such material breach cannot reasonably be cured in such 30-day period then only if the Company shall not have promptly commenced or diligently pursued a cure; or

                           (ii) the Company undergoes adverse publicity that renders the Company unable to conduct its business for more than 60 days.

                  (c) the Consultant may terminate this Agreement by notice to the Company of termination, to be effective 60 days after the Company's receipt of such notice.


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                  (d) All disputes, conflicts and claims related to this Article
7 shall be resolved by arbitration in New York City before the American Arbitration Association ("AAA") in accordance with the rules of the AAA. Judgement on any award may be entered in any court having jurisdiction thereof.


         8.       NON-DISCLOSURE OF CONFIDENTIAL
                  INFORMATION AND NON-COMPETITION.

                  (a) The Consultant acknowledges that he has been informed that it is the policy of the Company and its affiliates to maintain as secret and confidential all information (i) relating to the products, processes, technologies, inventions, designs and/or systems used by the Company and its affiliates and (ii) relating to the suppliers, customers and Consultants of the Company and its affiliates (all such information hereafter referred to as "Confidential Information"), and the Consultant further acknowledges that such Confidential Information is of great value to the Company and its affiliates. The parties hereto recognize that the services to be performed by the Consultant are special and unique, and that by reason of his engagement by the Company and its affiliates, he has and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect the Company's goodwill that the Consultant agree, and accordingly the Consultant does agree, that he will not directly or indirectly (except where authorized by the Board of Directors of the Company for the benefit of the Company), for or on behalf of himself or any Person (hereinafter defined):

                           (i) at any time during his engagement for the Company or after he ceases to be retained by the Company for any reason, divulge to any Person other than the Company (hereinafter referred to collectively as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information excepting information regarding clients of Consultant listed on Schedule A as attached, and if both Consultant and Daniel Levy cease to be employed or retained by the Company then information regarding clients of both Consultant and Daniel Levy as listed on Schedules A and B respectively (hereinafter referred to as "Exempt Clients"), or any other information regarded as confidential and valuable by the Company that he knows or should know is regarded as confidential and valuable by the Company (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labeled as confidential); or

                           (ii) at any time during his engagement by the Company, act as or be an officer, director, stockholder, consultant or advisor, partner or Consultant of, or render

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         any service for, or have any profit-sharing or other interest in, or lend money or make any other financial accommodation for or on behalf of, or undertake any business transaction with, any Person that engages in or is planning or preparing to engage in either direct competition with the Company or any corporate affiliate of the Company, or the business of providing, within a ten mile radius around the site of any office of the Company or any affiliate of the Company, the same services as those provided by the Company or any corporate affiliate, except that he may hold securities that are part of a publicly traded class of securities (not in excess of 5% of the outstanding total of any class of such securities) in competitive concerns so long as he discloses such holding to the Company; or

                           (iii) at any time during his engagement by the Company, engage in or plan or prepare to engage in (A) competition with the Company or any corporate affiliate or (B) the business of providing, within a five-mile radius around the site of any office of the Company or any affiliate of the Company, the same services as those provided by the Company or any corporate affiliate; or

                           (iv) at any time during his engagement for the Company and for a period of two years after he ceases to be retained by the Company for any reason, attempt in any manner to solicit, or instruct, assist or provide any services in connection with the solicitation of, business from any Person that is, or shall have been after the date hereof, a client of the Company or any affiliate of the Company excepting Exempt Clients (a "Client") (except on behalf of the Company), or persuade, or communicate with or attempt in any manner to persuade, any Client to cease doing business or to reduce the amount of business that any such Client has customarily done or contemplates doing with the Company or any affiliate of the Company, whether or not the relationship between the Company and such Client was originally established in whole or in part through the efforts of the Consultant excepting Exempt Clients; or

                           (v) at any time during his engagement with the Company and for a period of two years after he ceases to be retained by the Company for any reason, employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining services from, or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have been, in the employ of or retained by the Company and/or its affiliates; or

                           (vi) at any time during his engagement by the Company and the applicable period thereafter specified in

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         each of the clauses above, negotiate for or enter into an agreement, understanding or arrangement, or otherwise cause or authorize any Person, to take any of the actions prohibited by such clause.

As used herein, the term "Person" means any person, corporation, partnership or other entity, and the term "Client" shall mean (i) anyone who is then a client of the Company or any of its affiliates, (ii) anyone who was a client of the Company at any time during the two-year period immediately preceding the alleged prohibited conduct, and (iii) any prospective client that shall have met with a registered representative of the Company. This Section 8 shall be assignable by the Company in a sale of all or substantially all of the assets of the Company and shall apply to the continuing business conducted with such transferred assets and replacements thereof.

         (b) The Consultant shall, upon the expiration of his engagement for the Company for any reason, forthwith deliver up to the Company any and all drawings, notebooks, keys and other documents and materials, or copies thereof, in his possession or under his control that relate to any Confidential Information, including any of same that relate to any Invention relating to the business of the Company or any affiliate of the Company described in Section 5(a), or that are otherwise the property of the Company. This Section 8 and
Section 5(c) shall survive any expiration or other termination of this Agreement.

                  (c) The Consultant agrees that any breach or threatened breach by him of any provision of this Section 8 will, because of the unique nature of the Consultant's services and the Confidential Information entrusted to him as aforesaid, cause irreparable harm to the Company and shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach, without the need to show irreparable injury or to post any bond, which are hereby waived by the Consultant. The parties hereto understand and intend that each restriction agreed to by the Consultant hereinabove shall be construed as separable and divisible from every other restriction, and the unenforceability, in whole or in part, of any such restriction, in any jurisdiction, shall not affect the enforceability of such restriction in any other jurisdiction or of the remaining restrictions in any jurisdiction, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. The Consultant further acknowledges that the Company is relying upon such covenants as an inducement to provide the Consultant with employment and in connection therewith to permit the Consultant to have continued access to Confidential Information.

         9.   INDEMNIFICATION.

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                  (a) In addition to the Company's obligation to maintain its errors and omissions insurance policy, the Company agrees to indemnify Consultant for any settlements, judgments, damages, costs, fees and expenses arising from any suit, action or proceeding (collectively a "Claim") against the Consultant if based on or relating to (i) the Consultant's own direct action with a client of the Company, so long as such claim does not arise out of Consultant's personal negligence or fraudulent conduct in dealing with such client, and (ii) transactions in which the Consultant acted in a supervisory capacity, so long as Consultant's conduct was not fraudulent in connection with such transaction.

                  (b) The Consultant shall immediately notify the Company in writing, with sufficient time to respond to any Claim or threatened Claim or answer or otherwise plead in any such action; provided that failure or delay to supply such notice shall not relieve the Company of its indemnification hereunder except to the extent that the Company is actually prejudiced by such failure or delay.

                  (c) In case any Claim is asserted against the Consultant, and it notifies the Company of the commencement thereof, then the Company shall be entitled to participate therein, and to the extent that it may wish, to assume the defense, conduct or settlement thereof. After notice from the Company to the Consultant of its election so to assume the defense, conduct or settlement thereof, the Company shall not be liable to the Consultant for any legal or other expenses subsequently incurred by the Consultant in connection with the defense, conduct or settlement thereof; provided, however, that if the Consultant has material separate defenses that counsel to the Company would be prohibited from raising because of a conflict of interest, then the Consultant shall have the right to be represented by its own counsel at the Company's expense. The Consultant will cooperate with the Company in connection with any such Claim and make personnel, books and records relevant to the Claim available to the Company.

                  (d) Prior to finally settling any such Claim, the Company shall give to the Consultant prompt notice of its intention to settle same and the terms of such proposed settlement. No settlement of any Claim shall be made without the consent of the Company.

         10. ENTIRE AGREEMENT. This Agreement, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreement between the parties. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced; PROVIDED, HOWEVER, that the Consultant's compensation may be increased at any time by the Company without in any way affecting

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any of the other terms and conditions of this Agreement, which in all other respects shall remain in full force and effect. No action by either party shall be deemed a waiver of any right hereunder, and no waiver of any right at any time shall operate as a waiver of any other right or as a waiver of such right at any other time.

         11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto, except that this agreement may not be assigned by the Consultant, or by the Company except to an affiliate of the Company, in which case the Company shall remain liable for all of its obligations hereunder.

         12. GOVERNING LAW. All matters concerning the validity and interpretation of and performance under this Agreement shall be governed by the laws of the State of New York, except with respect to its conflict of laws provisions.

         13. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient when delivered personally or telecopied by confirmed facsimile, or three (3) business days after mailing by registered or certified mail, return receipt requested, or the next business day if sent by nationally recognized overnight courier providing for a return receipt, in each case postage prepaid, addressed as follows:

         If to Company:
                  Gilman & Ciocia, Inc.
                  475 Northern Boulevard
                  Great Neck, NY 11021
                  Attn: Chief Financial Officer
                  Facsimile: (516) 482-5014

         with a copy to:
                  Akabas & Cohen
                  488 Madison Avenue, 11th Floor
                  New York, New York 10022
                  Attn:  Seth Akabas, Esq.
                  Facsimile: (212) 308-8582

         If to Consultant:
                  Joseph Clinard
                  3 Coyler Drive
                  Greenlawn, New York 11740

         With a copy to:
                  Stuart Steinberg, Esq.
                  Steinberg, Fineo, Berger & Burlant, P.C.
                  1001 Franklin Avenue
                  Suite 302
                  Garden City, New York 11690

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Any party may by notice change the address to which notice or other communications to it are to be delivered or mailed, effective ten (10) days after such notice.


         14. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         15. CONSTRUCTION. Throughout this Agreement, each pronoun shall be deemed to include the masculine, the feminine and the neuter, the singular and plural, and vice versa, where such meanings would be appropriate. The headings herein are inserted only as a matter of convenience and reference, and they in no way define, limit or describe the scope of this Agreement or the intent of any provisions thereof.

         16. FURTHER ASSURANCES. Each party shall execute such other documents and instruments as shall be requested by the other party in order fully to accomplish the purposes of this Agreement.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Consultant has executed this Agreement and the Company has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

                                                  NORTH RIDGE SECURITIES
                                                  CORPORATION





\s\ Joseph Clinard                                By: James Ciocia
         JOSEPH CLINARD                           Name: James Ciocia
                                                  Title: Vice President

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                                   Payments under Section 4(a) and Section 4(c)
                                   and maintenance of insurance
                                   policy under Section 4(f) guaranteed
                                   by
                                   GILMAN & CIOCIA, INC.



                                   By:\s\James Ciocia
                                   -------------------------------
                                   Name: James Ciocia
                                   Title: President

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